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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Linda J. Hoard, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

CM Advisors Family of Funds

Annual Report 2021

CM Advisors Fixed Income Fund

February 28, 2021

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Trust”). This report is not authorized for distribution to prospective investors of the Trust unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited)	April 14, 2021

Dear Shareholders:

There is no shortage of ways in which people have attempted to describe the 2020 experience, and yet none seem to fully capture all that has occurred on an individual basis, collectively for our nation and for the world in total. The year of 2020 can certainly be characterized as a year of extremes. There are countless examples of the 2020 “extremes” that extended to all aspects of our lives, from health, work, economics, and education to sports, science, religion, and politics. Perhaps the only constant for a world thrust into great adversity was that the sun continued to rise each morning and set each evening, providing a steady reminder of living one day at a time.

From an economic perspective, 2020 was packed full of extremes. For example, we began the year with record low unemployment across nearly all measurable metrics, and yet within the first six months of 2020, unemployment reached the highest level since the Great Depression. We entered 2020 with a relatively strong economy, only to see GDP per capita contract by 4.9%, the largest decline since 1946, while 2021 GDP per capita is estimated to grow by 6.2%, the largest increase since 1950.

To combat the devastating impacts of the pandemic, the Federal Reserve (the Fed) injected $2.92 trillion into the financial system through various Quantitative Easing (QE) programs, with another $1.4 trillion of QE projected for 2021. In addition to the Fed’s QE programs, Congress has spent $3.7 trillion in deficit-financed stimulus programs, with additional multi-trillion-dollar programs proposed for 2021. Combined, the Fed’s QE programs plus the government’s stimulus programs are on pace to exceed a staggering 40% of GDP. The initial programs were aimed at supporting the economy during the depths of the pandemic. However, with the United States GDP per capita projected to rise a surprisingly strong 6.2% in 2021, it certainly raises the question, when is enough, enough?

Given the projected strong recovery in GDP, its looks as though the additional debt-financed spending is less about economic support and more in tune with the political objective of “never let a good crisis go to waste.” In other words, without the cover of crisis-induced public fear, many proposed policies would never see the light of day. The bigger the fear, the more money can be thrown at political agendas, regardless of their efficacy or economic benefit. Hence, the political class will never waste a good crisis; rather, they exploit them. Clearly it was necessary to provide enormous support to U.S. citizens and the economy during the depths of the pandemic. While the risk of doing too little was unacceptable, doing too much can have very detrimental consequences as well.

Perhaps the biggest question we face today is what these massive debt-financed programs mean for the next economic cycle. Will it lead to higher levels of inflation or does it increase the risk of deflation?

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited) (Continued)	April 14, 2021

Since 1994, the Fed’s preferred measure of inflation, the Personal Consumption Index (PCE), has been range-bound between 1-2% as shown on Chart 1.

Source: Bloomberg, CM Fund Advisors

Increasingly, debt-financed economic recoveries, increased global trade, accelerated technology adoption and the impacts of aging demographics over the past two economic cycles have placed deflationary/disinflationary pressures on the overall inflation measures. Many argue these same deflationary pressures remain and have only been enhanced by massive pandemic-induced-debt-financed stimulus programs. Others, however, believe this cycle is different for several reasons. They note that unlike past cycles:

●	The Fed, as well as other central banks around the world, want inflation to exceed its previous 2% target.

●	The average U.S. consumer has the best balance sheet in 40 years and is flush with stimulus cash, giving consumers supercharged buying power.

●	Many of the upcoming infrastructure proposals, including the green new-deal program, are very commodity and energy intensive.

●	While technology adoption has historically been a disinflationary force, the growing demand for ultra-high- performance computing is quickly outpacing the semiconductor industry’s production capacity. Multi-year shortages and higher prices could reduce the disinflationary force previously inherent with rapid technology adoption.

How all these forces play out has a meaningful impact on inflation and in turn on the direction of interest rates. In normal times, absent the Fed actively buying Treasury bonds to keep a lid on interest rates, the U.S Government 10-year Treasury bond would yield more than the rate of inflation. The yield on a bond minus the rate of inflation is called the real yield.

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited) (Continued)	April 14, 2021

Chart 2 shows the history of the real yield for the U.S. Government 10-year Treasury from 1990 to present. We can see that as time passed and the memories of the high-inflation era of the 70’s and 80’s subsided, the real yield on the 10-year Treasury fell towards zero even though inflation remained in a range of 1% to 2%. A real yield of zero means that investors are willing to accept returns that are eaten up by inflation.

Source: Bloomberg, CM Fund Advisors

Such an investment is logical in a world inevitably stuck in a deflationary cycle since inflation would presumably be lower in future years and thus ultimately provide an adequate real return. The deflationary scenario has become the popular view over the last several years for all the reasons mentioned above.

What if, however, inflation exceeds the Fed’s 2% target?

Using the recent past as a guide, from 2012 to 2019, the yield on the 10-year Treasury has been between 0 and 1% above the rate of inflation. If this continues to be the case moving forward and if the Fed is successful in pushing inflation above the 2% target, then we could expect the 10-year Treasury to trade between a 2% and 3% yield. Today, the 10-year Treasury trades at a 1.6% yield. A 3% yield equates to a 10% drop in the price of the bond. If inflationary pressure runs even stronger than current expectation, the 10-year Treasury could suffer even bigger declines. One other aspect to consider is that in 2020, the Fed has been the largest buyer of the new Treasury bonds issued to finance the deficit and its actions have been effective in keeping a lid on rates. At some point, we believe the Fed will no longer be the buyer of last resort.

For the last several years, we have been concerned that the real yields have been artificially held down by the combination of Fed purchases and fixed income investors’ deflationary bias, with each reinforcing the other. Out of this concern, we have positioned the CM Advisors Fixed Income Fund (the “Fund”) to hold shorter maturity bonds that are less harmed by rising real yields. While the 10-year Treasury yield is roughly equal to the

CM Advisors Fixed Income Fund
Letter to Shareholders (Unaudited) (Continued)	April 14, 2021

current rate of inflation (implying a real yield of 0%), longer duration interest rates moved higher as the year progressed and the economy snapped back more quickly than most expected, leading to rising inflation pressures and lower bond prices.

For the fiscal year ended February 28, 2021, the Fund returned 1.92%, which compares favorably to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) which returned 1.38%. The Fund’s corporate bonds performed well as the economy strengthened, resulting in tightened spreads, and our shorter maturity Treasuries outperformed longer-dated Treasuries. This combination led to the Fund’s outperformance relative to the Index.

Looking forward, we expect the Fed will be successful in lifting inflation above its 2% target and the 10-year Treasury to yield 3% with a real yield of 1%. Until then, we will continue to have a higher weighting towards shorter maturity bonds.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-859-5856.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit our website at www.cmadvisorsfunds.com or call 1-888-859-5856 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the investment adviser’s current opinions and views of the financial markets. Although the investment adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of February 28, 2021, please see the Schedules of Investments sections of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forwardlooking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

CM Advisors Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
(for the periods ended February 28, 2021)

	1 Year	5 Years	10 Years
CM Advisors Fixed Income Fund	1.92%	2.56%	2.09%
Bloomberg Barclays U.S. Aggregate Bond Index	1.38%	3.55%	3.58%

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Bloomberg Barclays U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at February 28, 2011 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund
Supplementary Portfolio Information
February 28, 2021 (Unaudited)

Asset Allocation*
(% of Net Assets)

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Technology
Utilities
U.S. Treasury Obligations
Cash Equivalents

* As of February 28, 2021, the Fund held no securities in the Real Estate sector.

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.750%, due 11/15/23	20.6%
U.S. Treasury Notes, 1.375%, due 04/30/21	15.4%
U.S. Treasury Notes, 1.375%, due 05/31/21	7.7%
PHI Group, Inc.	6.1%
General Mills, Inc., 3.150%, due 12/15/21	4.2%
Goldman Sachs Group, Inc., 3.000%, due 04/26/22	4.2%
Eaton Corporation, 8.100%, due 08/15/22	3.4%
U.S. Treasury Notes, 1.750%, due 07/31/21	3.1%
U.S. Treasury Notes, 1.125%, due 08/31/21	3.1%
U.S. Treasury Notes, 2.375%, due 04/15/21	3.1%

CM Advisors Fixed Income Fund
Schedule of Investments
February 28, 2021

COMMON STOCKS — 6.1%	Shares	Value
Energy — 6.1%
Oil & Gas Services & Equipment — 6.1%
PHI Group, Inc. * (Cost $1,609,094)	149,912	$1,986,334

CORPORATE BONDS — 34.8%	Par Value	Value
Communications — 6.0%
Cable & Satellite — 1.0%
Tele-Communications, Inc., 10.125%, due 04/15/22	$300,000	$331,284

Publishing & Broadcasting — 1.9%
Discovery Communications, Inc., 4.375%, due 06/15/21	600,000	606,787

Telecommunications — 3.1%
Qwest Corporation, 6.750%, due 12/01/21	460,000	477,825
Sprint Corporation, 7.250%, due 09/15/21	500,000	514,430
		992,255
Consumer Discretionary — 0.2%
Automotive — 0.2%
General Motors Corporation, 4.875%, due 10/02/23	50,000	55,031

Home Construction — 0.0% (a)
Masco Corporation, 5.950%, due 03/15/22	15,000	15,815

Consumer Staples — 4.2%
Food — 4.2%
General Mills, Inc., 3.150%, due 12/15/21	1,340,000	1,360,560

Energy — 2.0%
Oil & Gas — 2.0%
EQT Corporation,
3.000%, due 10/01/22	346,000	348,780
7.625%, due 02/01/25 (b)	250,000	290,394
		639,174
Financials — 8.7%
Banking — 2.2%
Wells Fargo & Company, 4.125%, due 08/15/23	650,000	706,227

Institutional Financial Services — 4.2%
Goldman Sachs Group, Inc., 3.000%, due 04/26/22	1,350,000	1,355,236

Insurance — 2.1%
Enstar Group Ltd., 4.500%, due 03/10/22	675,000	698,111

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 34.8% (Continued)	Par Value	Value
Financials — 8.7% (Continued)
Specialty Finance — 0.2%
International Lease Finance Corporation,
5.875%, due 08/15/22	$50,000	$53,629

Health Care — 0.3%
Biotech & Pharma — 0.3%
AbbVie, Inc.,
2.300%, due 05/14/21	50,000	50,112
2.900%, due 11/06/22	50,000	52,061
		102,173
Industrials — 5.0%
Equipment — 0.8%
United Rentals, Inc., 5.875%, due 09/15/26	250,000	262,221

Industrial Services — 0.0% (a)
Cintas Corporation, 4.300%, due 06/01/21	20,000	20,199

Machinery — 3.9%
CNH Industrial Capital, LLC, 4.875%, due 04/01/21	150,000	150,532
Eaton Corporation, 8.100%, due 08/15/22	1,000,000	1,103,194
		1,253,726
Transportation & Logistics — 0.3%
United Parcel Service, Inc., 2.050%, due 04/01/21	100,000	100,147

Materials — 2.2%
Chemicals — 2.2%
Mosaic Company (The), 3.250%, due 11/15/22	685,000	714,418

Technology — 3.6%
Software & Services — 1.6%
CenturyLink, Inc., 6.450%, due 06/15/21	500,000	506,500

Technology Hardware — 1.9%
Corning, Inc., 7.250%, due 08/15/36	500,000	618,548

Technology Services — 0.1%
Thomson Reuters Corporation, 4.300%, due 11/23/23	30,000	32,761

Utilities — 2.6%
Electric Utilities — 2.6%
Ohio Power Company, 5.375%, due 10/01/21	100,000	102,933
Southern Company, 2.350%, due 07/01/21	740,000	743,585
		846,518

Total Corporate Bonds (Cost $10,839,646)		$11,271,320

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

U.S. TREASURY OBLIGATIONS — 54.8%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 1.8%
2.375%, due 01/15/25	$483,630	$565,497

U.S. Treasury Notes — 53.0%
2.375%, due 04/15/21	1,000,000	1,002,836
1.375%, due 04/30/21	5,000,000	5,010,728
1.375%, due 05/31/21	2,500,000	2,508,028
1.750%, due 07/31/21	1,000,000	1,007,109
1.125%, due 08/31/21	1,000,000	1,005,273
2.750%, due 11/15/23	6,250,000	6,668,213
		17,202,187

Total U.S. Treasury Obligations (Cost $17,250,000)		$17,767,684

MONEY MARKET FUNDS — 7.0%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (c) (Cost $2,275,348)	2,275,348	$2,275,348

Total Investments at Value — 102.7% (Cost $31,974,088)		$33,300,686

Liabilities in Excess of Other Assets — (2.7%)		(867,183)

Net Assets — 100.0%		$32,433,503

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of February 28, 2021. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	The rate shown is the 7-day effective yield as of February 28, 2021.

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statement of Assets and Liabilities
February 28, 2021

ASSETS
Investments in securities:
At cost	$31,974,088
At value (Note 2)	$33,300,686
Dividends and interest receivable	221,109
Other assets	21,534
TOTAL ASSETS	33,543,329

LIABILITIES
Payable for investment securities purchased	1,078,335
Payable to Advisor (Note 5)	2,021
Payable to administrator (Note 5)	5,750
Other accrued expenses	23,720
TOTAL LIABILITIES	1,109,826

NET ASSETS	$32,433,503

Net assets consist of:
Paid-in capital	$33,490,109
Accumulated deficit	(1,056,606)
Net Assets	$32,433,503

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,971,396

Net asset value, redemption price and offering price per share	$10.92

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statement of Operations
Year Ended February 28, 2021

INVESTMENT INCOME
Dividends	$3,662
Interest	927,678
TOTAL INVESTMENT INCOME	931,340

EXPENSES
Investment advisory fees (Note 5)	194,125
Legal fees	50,552
Registration and filing fees	39,796
Trustees’ fees and expenses (Note 5)	34,608
Administration fees (Note 5)	31,093
Fund accounting fees (Note 5)	27,887
Transfer agent fees (Note 5)	18,000
Audit and tax services fees	17,000
Custody and bank service fees	8,853
Compliance support services fees	6,911
Postage and supplies	4,692
Printing of shareholder reports	4,050
Distributor service fees (Note 5)	3,750
Pricing fees	2,961
Insurance expense	2,287
Other expenses	12,096
TOTAL EXPENSES	458,661
Advisory fees waived by Advisor (Note 5)	(86,112)
NET EXPENSES	372,549

NET INVESTMENT INCOME	558,791

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(75,722)
Net change in unrealized appreciation (depreciation) on investments	48,405
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(27,317)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$531,474

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 29,
	2021	2020
FROM OPERATIONS
Net investment income	$558,791	$1,217,756
Net realized losses from investment transactions	(75,722)	(2,352,962)
Net change in unrealized appreciation (depreciation) on investments	48,405	2,375,319
Net increase in net assets resulting from operations	531,474	1,240,113

DISTRIBUTIONS TO SHAREHOLDERS	(648,265)	(1,368,783)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,047,047	1,057,883
Net asset value of shares issued in reinvestment of distributions to shareholders	600,137	1,271,809
Payments for shares redeemed	(25,725,305)	(13,791,845)
Net decrease in net assets from share transactions	(20,078,121)	(11,462,153)

TOTAL DECREASE IN NET ASSETS	(20,194,912)	(11,590,823)

NET ASSETS
Beginning of year	52,628,415	64,219,238
End of year	$32,433,503	$52,628,415

CAPITAL SHARE ACTIVITY
Shares sold	465,897	97,315
Shares reinvested	55,818	117,337
Shares redeemed	(2,383,351)	(1,272,400)
Net decrease in shares outstanding	(1,861,636)	(1,057,748)
Shares outstanding, beginning of year	4,833,032	5,890,780
Shares outstanding, end of year	2,971,396	4,833,032

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended
	February 28,		February 29,	February 28,	February 28,	February 28,
	2021		2020	2019	2018	2017
Net asset value at beginning of year	$10.89		$10.90	$11.20	$11.57	$11.10

Income (loss) from investment operations:
Net investment income	0.16		0.22	0.31	0.28	0.37
Net realized and unrealized gains (losses) on investments	0.05	(a)	0.01	(0.25)	(0.23)	0.50
Total from investment operations	0.21		0.23	0.06	0.05	0.87

Less distributions from:
Net investment income	(0.18)		(0.24)	(0.30)	(0.29)	(0.37)
Net realized gains	—		—	(0.06)	(0.13)	(0.03)
Total distributions	(0.18)		(0.24)	(0.36)	(0.42)	(0.40)

Net asset value at end of year	$10.92		$10.89	$10.90	$11.20	$11.57

Total return (b)	1.92%		2.15%	0.55%	0.43%	7.95%

Ratios and supplemental data:
Net assets at end of year (000’s)	$32,434		$52,628	$64,219	$66,965	$67,445
Ratio of total expenses to average net assets	1.18%		0.96%	0.90%	0.87%	0.88%
Ratio of net expenses to average net assets	0.96	% (c)	0.96%	0.90%	0.87%	0.88%
Ratio of net investment income to average net assets	1.44	% (c)	2.00%	2.75%	2.43%	3.16%
Portfolio turnover rate	4%		20%	28%	35%	10%

(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period, primarily due to the timing of sales and redemptions of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers (Note 5).

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Notes to Financial Statements
February 28, 2021

1.	Organization

CM Advisors Fixed Income Fund (the “Fund”) is a diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The investment objective of the Fund is to seek to preserve capital and maximize total return.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation – The Fund’s portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities, including common stocks, listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. To the extent that the Fund is invested in other open-end investment companies, that are registered under the 1940 Act and not traded on an exchange, the Fund’s net asset values (“NAVs”) are calculated based upon the NAVs reported by such registered open-end investment companies and the prospectuses for these registered open-end investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fixed income securities are typically valued based on prices provided by an independent pricing service. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

Corporate bonds and U.S. Treasury obligations held by the Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the inputs used to value the investments as of February 28, 2021 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,986,334	$—	$—	$1,986,334
Corporate Bonds	—	11,271,320	—	11,271,320
U.S. Treasury Obligations	—	17,767,684	—	17,767,684
Money Market Funds	2,275,348	—	—	2,275,348
Total	$4,261,682	$29,039,004	$—	$33,300,686

Refer to the Fund’s Schedule of Investments for a listing of the securities by asset type and sector and industry type.

The following is a reconciliation of Level 3 investments held in the Fund for which significant unobservable inputs were used to determine fair value for the year ended February 28, 2021:

Balance as of February 29, 2020	$1,609,095
Transfers from Level 3 to Level 1	(1,609,095)
Balance as of February 28, 2021	$—

Share Valuation – The NAV per share of the Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Realized gains and losses on investments sold are determined on a specific

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Distributions from net realized capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 28, 2021 and February 29, 2020 was ordinary income.

On March 31, 2021, the Fund paid an ordinary income dividend of $0.0316 per share to shareholders of record on March 30, 2021.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Federal Income Tax

The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2021:

Tax cost of portfolio investments	$31,974,120
Gross unrealized appreciation	$1,333,542
Gross unrealized depreciation	(6,976)
Net unrealized appreciation	1,326,566
Undistributed ordinary income	58,121
Capital loss carryforwards	(2,441,293)
Accumulated deficit	$(1,056,606)

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended February 28, 2021, the Fund utilized $65,976 of long-term capital loss carryforwards.

As of February 28, 2021, the Fund had short-term capital loss carryforwards of $217,670 and long-term capital loss carryforwards of $2,223,623 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4.	Investment Transactions

During the year ended February 28, 2021, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government obligations, were as follows:

Cost of purchases of investment securities	$1,302,629
Proceeds from sales and maturities of investment securities	$11,244,026

Cost of purchases and proceeds from sales and maturities of long-term U.S. Government obligations during the year ended February 28, 2021 were:

Cost of purchases of investment securities	$10,948
Proceeds from sales and maturities of investment securities	$12,273,428

5.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund pays a monthly advisory fee to Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) (the “Advisor”) calculated at the annual rate of 0.50% of its average daily net assets. Effective June 29, 2020, the Advisor has entered into an Expense Limitation Agreement (the “ELA”) with the Fund under which it has agreed until July 1, 2021 to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 0.87% of its average daily

CM Advisors Fixed Income Fund
Notes to Financial Statements (Continued)

net assets. The ELA cannot be terminated prior to July 1, 2021 without the approval of the Board. Prior to June 29, 2020, the Advisor had contractually agreed under the ELA to limit Fund expenses to 1.50% until July 1, 2022. Accordingly, during the year ended February 28, 2021, the Advisor waived $86,112 of its investment advisory fees. These fees are not available for recoupment by the Advisor.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, accounting, and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of its portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”).

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Fund’s principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives service fees from the Fund for such services.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Fund for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives an annual retainer of $10,000, paid quarterly; a fee of $2,000 for attendance at each in-person meeting of the Board of Trustees; and a fee of $500 for attendance at each telephonic meeting of the Board of Trustees. The Fund reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on March 31, 2021, as discussed in Note 2.

CM Advisors Fixed Income Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of CM Advisors Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CM Advisors Fixed Income Fund, a series of shares of beneficial interest in CM Advisors Family of Funds (the “Fund”), including the schedule of investments, as of February 28, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

CM Advisors Fixed Income Fund
Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the CM Advisors Family of Funds since 2005.

Philadelphia, Pennsylvania
April 28, 2021

CM Advisors Fixed Income Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. Ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2020) and held until the end of the period (February 28, 2021).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CM Advisors Fixed Income Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	September 1,	February 28,	Expense	Paid During
	2020	2021	Ratio(a)	Period(b)
Based on Actual Fund Return	$1,000.00	$1,014.70	0.87%	$4.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.48	0.87%	$4.36

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Fixed Income Fund
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-888 -859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at www.sec.gov.

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of CM Fund Advisors, the Fund’s investment adviser, as the Program administrator (the “Program Administrator”). The Program Administrator is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and adequacy and effectiveness. The Program Administrator presented the Board with a written report assessing the Program (the “Report”) at the Board’s meeting held on October 22, 2020. The Report covered the period June 1, 2019 to May 31, 2020 (the “Review Period”). The Report indicated that during the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. The Report also indicated that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Program has been effectively implemented.

CM Advisors Fixed Income Fund
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

					Other
					Directorships of
	Position(s)			Number	Public Companies
Name, Address	Held with	Length of	Principal Occupation(s)	of Funds	Held During Past
and Year of Birth	Trust	Service	During Past 5 Years	Overseen	5 Years
Independent Trustees
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	1	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc. (previously Worldcall Interconnect Inc.) since 2012. Mr. Lewis has also been Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	1	None
Interested Trustee and Executive Officers
James D. Brilliant* 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, President, and Chairman	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	1	None
Scott Van Den Berg 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Secretary and Treasurer	Since 5/2003	Mr. Van Den Berg is President, Chief Operating Officer, and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Chief Compliance Officer until 2017. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	1	None

CM Advisors Fixed Income Fund
Information about Trustees and Executive Officers (Unaudited) (Continued)

Other
Directorships of
	Position(s)			Number	Public Companies
Name, Address	Held with	Length of	Principal Occupation(s)	of Funds	Held During Past
and Year of Birth	Trust	Service	During Past 5 Years	Overseen	5 Years
Lisa A. Stroud 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1973	Chief Compliance Officer	Since 10/2017	Ms. Stroud has served as CCO for the Advisor since 2016. Previously, she served as Project Manager at the Advisor from 2010 to 2016. Ms. Stroud has been with the Advisor since 2002 and is a Chartered Mutual Fund Counselor (CMFC) and Investment Adviser Certified Compliance Professinal (IACCP).	1	None

*	Mr. Brilliant is an Interested Trustee because he is an officer and employee of the Advisor as well as the son-in-law of Arnold Van Den Berg, Chief Executive Officer of the Advisor, and the brother-in-law of Scott Van Den Berg, President of the Advisor.

CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreement (Unaudited)

The Board, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreement with the Advisor for CM Advisors Fixed Income Fund (the “Fixed Income Fund”) for an additional annual term. Approval took place at a meeting held by telephone conference (pursuant to pandemic-related exemptive relief granted by the SEC regarding in-person meetings) on February 9, 2021, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

During their deliberations, the Board was advised by legal counsel and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and legal counsel.

In determining whether to approve continuation of the Advisory Agreement, the Trustees recalled their review of the materials related to the Fixed Income Fund and the Advisor throughout the preceding twelve months and their various discussions with Trust management and the Advisor regarding the operations and performance of the Fund during that time period. The Trustees further considered those materials and discussions and other numerous factors, including:

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Trustees considered the services being provided by the Advisor to the Fixed Income Fund including, without limitation, its investment advisory services during the previous twelve month period, its coordination of services for the Fixed Income Fund among the Fund’s various service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. In addition, the Trustees noted that the Trust’s president, secretary, treasurer, CCO, principal executive officer, and principal financial officer are employees of the Advisor and they each serve the Trust without additional compensation from the Fund. After considering the foregoing information as well as additional information in the Advisor Memorandum (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fixed Income Fund.

The investment performance of the Fixed Income Fund and the Advisor. In this regard, the Board compared the near- and long-term performance of the Fixed Income Fund with the performance of its benchmark index, custom peer group of comparable funds managed by other advisors, and Morningstar category (Short Term Bond Funds Under $400 Million, True No-Load). The Board noted that the performance of the Fixed Income Fund had trailed the performance of its benchmark and the average and median of its custom peer group and its Morningstar category for the one-year, three-year, five-year and ten-year periods, with each period ending December 31, 2020. However, the Board determined that the Advisor had reasonably explained the Fund’s performance results, including the factors contributing to its underperformance, and had also satisfactorily described the Advisor’s expectations, monitoring, and prospective measures with respect to seeking to improve future performance. The Trustees also considered the consistency of the Advisor’s management of the Fixed Income Fund with the Fund’s investment objective and policies. Moreover, the Board determined that, even though the Fixed Income Fund underperformed its benchmark over the long-term, the Advisor had reasonably demonstrated that it followed well-reasoned, logical processes in selecting investments for the Fixed Income Fund. The Trustees also observed that the Advisor had provided reasonable analysis to support the positions that such positions had been taken

CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreement (Unaudited)

with respect to the Fund as well as the Advisor’s belief that such positions continued to have strong upside potential in the future. The Board also noted the Advisor’s representation that it would continue to examine, assess and potentially re-evaluate certain of its investment theses (and implementation thereof) that had contributed to the periods of underperformance. After discussion of the Fund’s short-term and long-term investment performance; the Fund’s Morningstar ratings; the Advisor’s experience in managing the Fund; and other factors, the Board concluded that the investment performance of the Fixed Income Fund was acceptable.

The costs of the services provided and profits realized by the Advisor from its relationship with the Fixed Income Fund. With regard to this matter, the Board reviewed the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and its level of commitment to the Fixed Income Fund; the level of commitment to the Fund by the principals of the Advisor; the Fund’s asset levels; the Advisor’s previous payment of startup costs for the Fund; the Fund’s overall expenses; the Advisor’s estimated costs in managing the Funds and the corresponding profitability to the Advisor of managing the Fund; and the corresponding profitability to the Advisor of managing the Fund; the Advisor’s statements at the meeting regarding its continued support for the operation of the Fund (notwithstanding the profitability of the Fund); and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Fund. In addition, the Board reviewed the Expense Limitation Agreement of the Fixed Income Fund with the Advisor and discussed the Advisor’s current and past fee waivers and expense reimbursements for the Fund under the Expense Limitation Agreement. The Board also considered the Advisor’s representation that it intends to continue the Expense Limitation Agreements for the Fixed Income Fund until at least July 1, 2022.

The Trustees then considered potential benefits to the Advisor in managing the Fixed Income Fund, including promotion of the Advisor’s name and the ability of the Advisor to place small accounts into the Fund.

In addition, the Trustees compared the fees and expenses of the Fixed Income Fund (including the Fund’s management fee) to the Fund’s custom peer group and Morningstar category (Short Term Bond Funds Under $400 Million, True No-Load). In considering the comparison of fees and expenses ratios between the Fixed Income Fund and comparable funds, the Trustees looked at the differences in the types of funds being compared, the style of investment management, the size of comparable funds and the nature of the investment strategies. The Board noted that the Fixed Income Fund’s management fee is the same as the average and above the median of its custom peer group, while its expense ratio is higher than the average but lower than the median of its custom peer group. The Board also noted that the Fixed Income Fund’s management fee and expense ratio was higher than the average and median of its Morningstar category, but less than the fund in the Morningstar category with the highest management fee and expense ratio. Further, the Board compared the fees paid by the Fund to the fees paid by other clients of the Advisor and, keeping in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, noted that the fee structures applicable to the Advisor’s other clients utilizing similar strategies were not indicative of any unreasonableness regarding the advisory fees proposed to be payable by the Fixed Income Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board

CM Advisors Fixed Income Fund
Approval of Investment Advisory Agreement (Unaudited)

determined that the profit realized by the Advisor in connection with the management of the Fixed Income Fund is not unreasonable and that the management fees paid to the Advisor by the Fixed Income Fund are fair and reasonable and within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fixed Income Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. With regard to this matter, the Board noted that the fee arrangements of the Fixed Income Fund with the Advisor involve both a management fee and an Expense Limitation Agreement. The Board determined that the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement throughout the years. The Board also noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund would likely benefit from economies of scale under its agreements with service providers other than the Advisor. After additional discussion of the asset level of the Fixed Income Fund and expectations for growth and levels of fees, the Board determined that, at the Funds’ current and projected asset levels for the next year, the Fund’s fee arrangements with the Advisor are fair and reasonable in relation to the nature and quality of services being provided by the Advisor.

The Advisor’s practices regarding brokerage and portfolio transactions . Regarding this matter, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for portfolio transactions for the Fund. The Board observed that the fixed income portfolio transactions of the Fixed Income Fund are generally principal transactions executed in over-the-counter markets on a net basis. The Trustees also considered the historical portfolio turnover rates for the Fixed Income Fund; the process by which evaluations are made of the overall reasonableness of any commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Trustees considered such matters as the experience and abilities of the advisory personnel assigned to the Fixed Income Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for the bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. After additional consideration and discussion, the Board determined that the Advisor’s standards and practices with respect to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional discussion of the factors noted above and in reliance on the information provided by the Advisor and Trust management, and considering the totality of all factors discussed and information presented at this meeting and previous meetings, the Board stated its agreement to approve the continuance of the Advisory Agreement. It was indicated that in the Trustees’ deliberations regarding the approval of the continuance of the Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

This page intentionally left blank.

CM Advisors Fixed Income Fund
a series of
CM Advisors Family of Funds

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Ultimus Fund Solutions, LLC	Van Den Berg Management I, Inc.
P.O. Box 46707	(d/b/a CM Fund Advisors)
Cincinnati, OH 45246-0707	805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:
See Our Web site @ www.cmadvisorsfunds.com or
Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

CM-AR-21

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $28,000 with respect to the registrant’s fiscal years ended February 28, 2021 and February 29, 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $4,000 with respect to the registrant’s fiscal years ended February 28, 2021 and February 29, 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $2,000 and $4,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2021 and February 29, 2020, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ James D. Brilliant

James D. Brilliant, Chairman and President

Date	May 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ James D. Brilliant

James D. Brilliant, Chairman and President

Date	May 5, 2021

By (Signature and Title)*		/s/ Scott Van Den Berg

Scott Van Den Berg, Treasurer and Principal Accounting Officer

Date	May 5, 2021

* Print the name and title of each signing officer under his or her signature.